JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement® 2010 Fund

(Class R2 Shares)

(a series of JPMorgan Trust I)

Supplement dated November 29, 2011

to the Prospectus dated November 1, 2011

Effective immediately, the Average Annual Total Returns table on page 9 of the statutory prospectus is hereby deleted and replaced with the table below:

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund (since 5/15/06)[1]
Class R2	11.28%	4.25%
S&P TARGET DATE 2010 INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	10.84	4.36
LIPPER MIXED-ASSET TARGET 2010 FUNDS INDEX (Reflects No Deduction for Taxes)	11.19	4.12

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SR2010-R2-1111